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Exhibit 10.1

FIRST AMENDMENT

        FIRST AMENDMENT, dated as of April 30, 2004 (this "Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 6, 2003 (as amended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION (the "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), BEAR, STEARNS & CO. INC., as sole lead arranger and sole bookrunner (in such capacity, the "Lead Arranger"), DEUTSCHE BANK SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, as co-arrangers (in such capacity, the "Co-Arrangers"), DEUTSCHE BANK SECURITIES INC. and CREDIT SUISSE FIRST BOSTON, as co-documentation agents (in such capacity, the "Co-Documentation Agents"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent (in such capacity, the "Syndication Agent"), and THE BANK OF NEW YORK, as administrative agent (in such capacity, the "Administrative Agent").

W I T N E S S E T H:

        WHEREAS, the Borrower intends to issue up to $300,000,000 of unsecured convertible senior subordinated notes (the "Convertible Subordinated Notes") and use the Net Cash Proceeds thereof to prepay the Tranche C Term Loans pursuant to Section 4.2(b) of the Credit Agreement;

        WHEREAS, the Subsidiary Guarantors intend to guarantee the Convertible Subordinated Notes on a senior subordinated basis;

        WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans and other extensions of credit to the Borrower;

        WHEREAS, Borrower has requested certain amendments to the Credit Agreement to permit the issuance of the Convertible Subordinated Notes as more fully set forth herein; and

        WHEREAS, the Required Lenders have agreed to make such amendments solely upon the terms and conditions provided for in this Amendment;

        NOW, THEREFORE, the parties hereto agree as follows:

        1.    Defined Terms.    Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

        2.    Amendments to Section 1.1 of the Credit Agreement (Defined Terms).    (a) Section 1.1 is hereby amended by deleting the terms "Senior Subordinated Notes Indenture" and "Senior Subordinated Notes" substituting in lieu therefor the following new defined terms in the appropriate alphabetical order:

          "Senior Subordinated Note Indenture":    a collective reference to the Indentures entered into by the Borrower in connection with the issuance of the Senior Subordinated Notes, together with all instruments and other agreements entered into by the Borrower or any Subsidiary Guarantor in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time in accordance with Section 8.9, together with all instruments and other agreements entered into by the Borrower or such Subsidiaries in connection therewith.

          "Senior Subordinated Notes":    a collective reference to (a) $65,584,125 aggregate outstanding principal amount of the Borrower's unsecured Senior Subordinated Notes due 2010 and (b) up to $300,000,000 aggregate outstanding principal amount of the Borrower's unsecured Convertible Senior Subordinated Notes due 2024.

          (b)   Section 1.1 is hereby further amended by inserting the words ", other than the Borrower's Convertible Senior Subordinated Notes due 2024" at the end of the definition of "Excluded Indebtedness."

          (c)   Section 1.1 is hereby further amended by deleting the words "the Senior Subordinated Note Indenture" in the definition of "Specified Change of Control" and substituting in lieu therefor the words "any Senior Subordinated Note Indenture."

        3.    Amendment to Section 5.21 of the Credit Agreement (Representations and Warranties—Senior Indebtedness).    Section 5.21 of the Credit Agreement is hereby amended by deleting the words "the Senior Subordinated Note Indenture" each time such words appear and substituting in lieu therefor the words "each Senior Subordinated Note Indenture."

        4.    Amendment to Section 7.2(e) of the Credit Agreement (Affirmative Covenants—Certificates; Other Information).    Section 7.2(e) of the Credit Agreement is hereby amended by deleting the words "the Senior Subordinated Note Indenture" and substituting in lieu therefor the words "any Senior Subordinated Note Indenture."

        5.    Amendment to Section 8.2(f) of the Credit Agreement (Negative Covenants—Indebtedness).     Section 8.2(f) of the Credit Agreement is hereby amended by (a) deleting the amount $65,584,125 and substituting in lieu therefor the amount $365,584,125 and (b) deleting the words "in respect of the Senior Subordinated Notes" and substituting in lieu therefor the words "in respect of the related Senior Subordinated Notes."

        6.    Amendment to Section 8.9(d) of the Credit Agreement (Negative Covenants—Optional Payments and Modifications of Certain Debt Instruments).    Section 8.9(d) of the Credit Agreement is hereby amended by deleting the words "the Senior Subordinated Note Indenture" and substituting in lieu therefor the words "any Senior Subordinated Note Indenture."

        7.    Amendment to Section 9(l) of the Credit Agreement (Events of Default).    Section 9(l) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in lieu therefor the following:

          (l)    the Senior Subordinated Notes or the guarantees thereof shall cease, for any reason, to be validly subordinated to the Obligations, as provided in any Senior Subordinated Note Indenture, or any Loan Party, any Affiliate of any Loan Party, the trustee in respect of any series of the Senior Subordinated Notes or the holders of at least 25% in aggregate principal amount of any series of the Senior Subordinated Notes shall so assert;

        8.    Covenant.    The Borrower covenants and agrees that, pursuant to Section 4.2(b) of the Amended Credit Agreement (as defined below), it shall apply an amount equal to 100% of the Net Cash Proceeds of the issuance of the Convertible Subordinated Notes no later than one Business Day following the date of such incurrence toward the prepayment of the Tranche C Term Loans as set forth in Section 4.2(e) of the Amended Credit Agreement.

        9.    Conditions to Effectiveness.    This Amendment shall become effective on the date on which all of the following conditions precedent have been satisfied or waived (the "First Amendment Effective Date"):

          (a)   The Administrative Agent shall have received a counterpart of this Amendment duly executed and delivered by the Borrower.

          (b)   The Administrative Agent shall have received executed Lender Consent Letters, substantially in the form of Exhibit A hereto ("Lender Consent Letters"), from Lenders constituting not less than the Required Lenders.

          (c)   The Administrative Agent shall have received an executed Acknowledgment and Consent, in the form of Exhibit B hereto (the "Acknowledgment and Consent"), from the Guarantors.

          (e)   The Administrative Agent and the Syndication Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented supported by customary documentation (including reasonable fees, disbursements and other charges of counsel to such Agents), on or before the First Amendment Effective Date.

          (i)    On or before the First Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with this Amendment shall be reasonably satisfactory in form and substance to Administrative Agent, the Syndication Agent and their respective counsel, and Administrative Agent, the Syndication Agent and such counsel shall have received all such counterpart originals or certified copies of such documents as such Agents may reasonably request.

        10.    Representations and Warranties.    The Borrower hereby represents and warrants to Administrative Agent and each Lender that (before and after giving effect to this Amendment):

          (a)   Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform this Amendment and the Acknowledgment and Consent (the "Amendment Documents") to which it is a party and, in the case of the Borrower, to obtain extensions of credit under the Credit Agreement as amended hereby. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of the Credit Agreement as amended by this Amendment (the "Amended Credit Agreement"). No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Amendment Documents, the borrowings under the Amended Credit Agreement or the execution, delivery, performance, validity or enforceability of this Amendment or the Acknowledgment and Consent, except (i) consents, authorizations, filings and notices which have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 5.19 of the Credit Agreement. Each Amendment Document has been duly executed and delivered on behalf of each Loan Party that is a party thereto. Each Amendment Document and the Amended Credit Agreement constitutes a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          (b)   The execution, delivery and performance of the Amendment Documents will not violate any Requirement of Law or any material Contractual Obligation of any Group Member and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents).

          (c)   Each of the representations and warranties made by any Loan Party herein or in or pursuant to the Loan Documents is true and correct in all material respects on and as of the First Amendment Effective Date as if made on and as of such date (except that any representation or warranty which by its terms is made as of an earlier date shall be true and correct in all material respects as of such earlier date).

          (d)   The Borrower and the other Loan Parties have performed in all material respects all agreements and satisfied all conditions which this Amendment and the other Loan Documents provide shall be performed or satisfied by the Borrower or the other Loan Parties on or before the First Amendment Effective Date.

          (e)   After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing, or will result from the consummation of the transactions contemplated by this Amendment.

        11.    Payment of Expenses.    The Borrower agrees to pay or reimburse the Administrative Agent and the Syndication Agent for all of their reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent and the Syndication Agent.

        12.    No Other Amendments or Waivers; Confirmation.    Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendment contained herein shall not be construed as an amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein or a consent to any further or future action on the part of the Borrower that would require the waiver or consent of the Administrative Agent or the Lenders.

        13.    GOVERNING LAW; Miscellaneous.    (a) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

        (b)   On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof", or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement.

        (c)   This Amendment may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, the Acknowledgment and Consent and the Lender Consent Letters signed by all the parties shall be lodged with the Borrower and the Administrative Agent. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

        (d)   The execution and delivery of the Lender Consent Letter by any Lender shall be binding upon each of its successors and assigns (including assignees of its Loans in whole or in part prior to effectiveness hereof).

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SCIENTIFIC GAMES CORPORATION
By:	Name: Title:
THE BANK OF NEW YORK, as Administrative Agent
By:	Name: Title:

EXHIBIT A

FORM OF LENDER CONSENT LETTER

SCIENTIFIC GAMES CORPORATION
AMENDED AND RESTATED CREDIT AGREEMENT
DATED AS OF NOVEMBER 6, 2003

To:	The Bank of New York, as Administrative Agent Attention: Sandra E. Morgan, Assistant Treasurer Facsimile: (212) 635-6365/6367

Ladies and Gentlemen:

        Reference is made to that certain AMENDED AND RESTATED CREDIT AGREEMENT, dated as of November 6, 2003 (as amended, supplemented or otherwise modified in writing prior to the date hereof, the "Credit Agreement"; the terms defined therein being used herein as therein defined), among SCIENTIFIC GAMES CORPORATION (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent, and THE BANK OF NEW YORK, as administrative agent.

        The Borrower has requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in the First Amendment, dated as of April 30, 2004, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the "Amendment").

        Pursuant to Section 11.1 of the Credit Agreement, the undersigned Lender hereby consents to the execution by the Administrative Agent of the Amendment.

Very truly yours,
(NAME OF LENDER)
By:
Name: Title:

Dated: April    , 2004

Accepted and agreed:

THE BANK OF NEW YORK, as
Administrative Agent

By:	Name: Title:

EXHIBIT B

ACKNOWLEDGMENT AND CONSENT

        Reference is made the First Amendment, dated as of April 30, 2004 (the "Amendment"), to the Amended and Restated Credit Agreement, dated as of November 6, 2003 (as amended, supplemented or otherwise modified in writing from time to time, the "Credit Agreement"), among SCIENTIFIC GAMES CORPORATION (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the "Lenders"), BEAR STEARNS CORPORATE LENDING INC., as syndication agent, and THE BANK OF NEW YORK, as administrative agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

        Each of the undersigned parties to the Guarantee and Collateral Agreement hereby (a) consents to the transactions contemplated by the Amendment and (b) acknowledges and agrees that the guarantees and grants of security interests made by such party contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to the Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of April     , 2004.

SCIENTIFIC GAMES CORPORATION
By:
Name: Title:
AUTOTOTE DOMINICANA INC.
By:
Name: Title:
AUTOTOTE ENTERPRISES, INC.
By:
Name: Title:

AUTOTOTE GAMING, INC.
By:
Name: Title:
AUTOTOTE INTERACTIVE, INC.
By:
Name: Title:
AUTOTOTE INTERNATIONAL, INC.
By:
Name: Title:
AUTOTOTE KENO CORPORATION
By:
Name: Title:
MDI ENTERTAINMENT, LLC
By:
Name: Title:
SCIENTIFIC GAMES ACQUISITION, INC.
By:
Name: Title:

SCIENTIFIC GAMES FINANCE CORPORATION
By:
Name: Title:
SCIENTIFIC GAMES (GREECE), INC.
By:
Name: Title:
SCIENTIFIC GAMES HOLDINGS CORP.
By:
Name: Title:
SCIENTIFIC GAMES INTERNATIONAL, INC.
By:
Name: Title:
SCIENTIFIC GAMES MANAGEMENT CORPORATION
By:
Name: Title:
SCIENTIFIC GAMES ONLINE ENTERTAINMENT SYSTEMS, INC.
By:
Name: Title:

SCIENTIFIC GAMES RACING, LLC
By:
Name: Title:
SCIENTIFIC GAMES ROYALTY CORPORATION
By:
Name: Title:
SG RACING, INC.
By:
Name: Title:

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FIRST AMENDMENT
W I T N E S S E T H
FORM OF LENDER CONSENT LETTER SCIENTIFIC GAMES CORPORATION AMENDED AND RESTATED CREDIT AGREEMENT DATED AS OF NOVEMBER 6, 2003
ACKNOWLEDGMENT AND CONSENT